                                                                                                                                                                                                                                                                                                EXHIBIT 10.3

                                                                                                                                                                                                                                                                                                Execution Copy

BROADPOINT SECURITIES GROUP, INC.

REGISTRATION RIGHTS AGREEMENT

This REGISTRATION RIGHTS AGREEMENT (this “Agreement”) is made as of June 27, 2008, by and among (i) Broadpoint Securities Group, Inc., a New York corporation (the “Company”), (ii) Mast Credit Opportunities I Master Fund Limited, a Cayman Islands corporation (“Mast”), and (iii) each person or entity that subsequently becomes a party to this Agreement pursuant to, and in accordance with, the provisions of Section 12 hereof (collectively, the “Investor Permitted Transferees” and each individually an “Investor Permitted Transferee”).

WHEREAS, the Company has agreed to issue and sell to Mast, and Mast has agreed to purchase from the Company, shares of Series B Mandatory Redeemable Preferred Stock and a warrant to purchase up to 1,000,000 shares (the “Warrant”) of the Company’s common stock, $0.01 par value per share (the “Common Stock”), upon the terms and conditions set forth in that certain Preferred Stock Purchase Agreement, dated of even date herewith, by and between the Company and Mast (the “Stock Purchase Agreement”); and

WHEREAS, the terms of the Stock Purchase Agreement provide that it shall be a condition precedent to the closing of the transactions thereunder, for the Company and Mast to execute and deliver this Agreement.

NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein, the parties hereto hereby agree as follows:

1.    DEFINITIONS.  The following terms shall have the meanings provided therefor below:

 “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended, and all of the rules and regulations promulgated thereunder.

 “Investors” shall mean, collectively, Mast and the Investor Permitted Transferees; provided, however, that the term “Investors” shall not include Mast or any of the Investor Permitted Transferees to the extent that such parties do not own any Registrable Securities.

“Registrable Securities” shall mean the shares of Common Stock issuable upon exercise of the Warrant (as adjusted from time to time pursuant to the terms of the Warrant), provided, however, such term shall not include any Registrable Securities that have been sold pursuant to a Registration Statement or Rule 144 or any of the Registrable Securities that become or have become eligible for resale without restriction pursuant to Rule 144.

“Registration Statement” means any one or more registration statements filed with the SEC by the Company on Form S-3, or in the event the Company is not eligible to use Form S-3, on such other form promulgated by the SEC as shall be appropriate to permit the disposition of Registrable Securities in accordance with the intended method of distribution, for the purpose of registering under the Securities Act the Registrable Securities for resale by, and for the account of, the Investors, including the prospectus included therein, amendments to such registration statement or supplements to such prospectus, including pre- and post-effective amendments, all exhibits thereto, and all material incorporated by reference or deemed to be incorporated by reference in such registration statement.

 “Rule 144” shall mean Rule 144 promulgated by the SEC pursuant to the Securities Act, as such rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC having substantially the same purpose and effect as such rule.

 “Rule 424” means Rule 424 promulgated by the SEC pursuant to the Securities Act, as such rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC having substantially the same purpose and effect as such rule.

 “SEC” shall mean the U.S. Securities and Exchange Commission.

 “Securities Act” shall mean the Securities Act of 1933, as amended, and all of the rules and regulations promulgated thereunder.

2.    EFFECTIVENESS.  This Agreement shall become effective and legally binding upon execution and delivery of the parties hereto.

3.    COMPANY REGISTRATION.  Subject to Section 5(b), if at any time the Company proposes to register any of its Common Stock under the Securities Act in connection with the public offering of such securities for its own account or for the accounts of others on a form that would also permit the registration of the Registrable Securities, the Company shall, each such time, promptly give each Investor written notice of such determination and of such holder’s rights under this Section 3.  Upon the written request of any Investor given within twenty (20) days after mailing of any such notice by the Company, the Company shall use its commercially reasonable efforts to cause to be registered under the Securities Act all of the Registrable Securities that each such Investor has requested be registered.  The foregoing notwithstanding, the Company may, in its discretion, withdraw any registration statement referred to in this Section 3 prior to the effectiveness thereof.

4.    REGISTRATIONS ON FORM S-3.

(a)           If at any time when it is eligible to use a Form S-3 registration statement, the Company receives a request from any Investor (the “Initiating Investor”) that the Company file a Form S-3 registration statement with respect to outstanding Registrable Securities of at least 300,000 shares of Common Stock (or, if the aggregate amount of outstanding Registrable Securities are less than 300,000 shares of Common Stock, then no less than 100% of the remaining outstanding Registrable Securities), then the Company shall (i) within ten (10) days after the date such request is given, give notice thereof (the “Demand Notice”) to all Investors other than the Initiating Investor; and (ii) as soon as practicable, and in any event within forty-five (45) days after the date such request is given by the Initiating Investor, file a Form S-3 registration statement under the Securities Act covering all Registrable Securities requested to be included in such registration by any other Investors, as specified by notice given by each such Investor to the Company within twenty (20) days of the date the Demand Notice is given, and in each case, subject to the limitations of Section 4(b) and Section 5(a) and (iii) shall use its commercially reasonable efforts to cause such registration statement to be declared effective by the SEC.

(b)           Notwithstanding anything in this Agreement to the contrary, in the event:

(i) of any request by the SEC or any other federal or state governmental authority during the period of effectiveness of a Registration Statement or amendments or supplements to a Registration Statement or related prospectus or for additional information;

(ii) of the issuance by the SEC or any other federal or state governmental authority of any stop order suspending the effectiveness of a Registration Statement or the initiation of any proceedings for that purpose;

(iii) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale under any state securities or “Blue Sky” laws, or the initiation of any proceeding for such purpose;

(iv) of any event or circumstance which necessitates the making of any changes in a Registration Statement or related prospectus, or any document incorporated or deemed to be incorporated therein by reference, so that, in the case of a Registration Statement, it will not contain any untrue statement of a material fact or any omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and that in the case of the prospectus, it will not contain any untrue statement of a material fact or any omission to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; or

(v) that the Board has made the good faith determination (A) that continued use by Investors of a Registration Statement for purposes of effecting offers or sales of Registrable Securities pursuant thereto would require, under the Securities Act, disclosure in a Registration Statement (or the prospectus relating thereto) of material, nonpublic information concerning the Company, its business or prospects or any proposed material transaction involving the Company, (B) that such disclosure would be materially adverse to the Company, its business or prospects or any such proposed material transaction or would make the successful consummation by the Company of any such material transaction less likely and (C) that it is therefore necessary to suspend the use by Investors of such Registration Statement (and the prospectus relating thereto) for purposes of effecting offers or sales of Registrable Securities pursuant thereto, then the Company shall furnish to Investors a certificate signed by the President or Chief Executive Officer of the Company setting forth one or more of the above described circumstances, and the right of Investors to use a Registration Statement (and the prospectus relating thereto) shall be suspended for a period (the “Suspension Period”) of not more than 30 days after delivery by the Company of the certificate referred to above in this Section 4; provided that the Company shall be entitled to no more than one such Suspension Period in any fiscal quarter, and the aggregate of all Suspension Periods during the 12-month period commencing on the date hereof and during each subsequent 12-month period until the expiration or termination of the Warrant shall not exceed 60 days.  Notwithstanding the foregoing, no Suspension Period shall exceed 15 days (or aggregate, with other such Suspension Periods, 30 days in any such 12-month period) if the cause of the Suspension Period shall prevent the Company under the Securities Act and or applicable SEC Guidance, from filing with the SEC or causing to be declared effective a Registration Statement with respect to Registrable Securities and not theretofore included in an effective Registration Statement.  During the Suspension Period, none of Investors shall offer or sell any Registrable Securities pursuant to or in reliance upon a Registration Statement (or the prospectus relating thereto), and each of Investors shall maintain in confidence the existence and content of the above described certificate.  The Company shall use commercially reasonable efforts to terminate any Suspension Period as promptly as practicable.

Investors’ rights to registration under this Section 4 are in addition to, and not in lieu of, their rights to registration under Section 3.

5.    UNDERWRITING REQUIREMENTS.

(a)           If, pursuant to Section 4, the Initiating Investor intends to distribute the Registrable Securities covered by its request by means of an underwriting, it shall so advise the Company as a part of its request made pursuant to Section 4, and the Company shall include such information in the Demand Notice.  The underwriter(s) will be selected by the Initiating Investor, subject only to the prior written consent of the Company (such consent not to be unreasonably withheld).  In such event, the right of any Investor to include such Investor’s Registrable Securities in such registration shall be conditioned upon such Investor’s participation in such underwriting and the inclusion of such Investor’s Registrable Securities in the underwriting to the extent provided herein.  All Investors proposing to distribute their securities through such underwriting shall enter into an underwriting agreement in customary form with the underwriter(s) selected for such underwriting.  Notwithstanding any other provision of this Section 5(a), if the managing underwriter(s) advise(s) the Initiating Investor or the Company in writing that marketing factors require a limitation on the number of shares to be underwritten, then the Initiating Investor shall so advise all Investors of Registrable Securities that otherwise would be underwritten pursuant hereto, and the number of Registrable Securities that may be included in the underwriting shall be allocated among such Investors of Registrable Securities, including the Initiating Investor, in proportion (as nearly as practicable) to the number of Registrable Securities owned by each Investor or in such other proportion as shall mutually be agreed to by all such selling Investors; provided, however, that the number of Registrable Securities held by the Investors to be included in such underwriting shall not be reduced unless all other securities are first entirely excluded from the underwriting.

(b)           In connection with any offering involving an underwriting of shares of the Company’s capital stock pursuant to Section 3, the Company shall not be required to include any of the Investors’ Registrable Securities in such underwriting unless the Investors accept the terms of the underwriting as agreed upon between the Company and its underwriters, and then only in such quantity as the underwriters in their sole discretion determine will not jeopardize the success of the offering by the Company.  If the total number of securities, including Registrable Securities, requested by stockholders to be included in such offering exceeds the number of securities to be sold (other than by the Company) that the underwriters in their reasonable discretion determine is compatible with the success of the offering, then the Company shall be required to include in the offering the maximum number of Registrable Securities, if any, which the underwriters and the Company in their sole discretion determine will not jeopardize the success of the offering; provided, however, that the number of securities other than Registrable Securities to be included in such offering shall not be reduced unless all of the Registrable Securities and all other securities requested by stockholders with piggyback registration rights to be included in such offering (the “Piggyback Securities”) are first entirely excluded from the offering.  If the underwriters determine that less than all of the Registrable Securities and Piggyback Securities requested to be registered can be included in such offering, then the Registrable Securities and the Piggyback Securities that are included in such offering shall be allocated among the selling stockholders in proportion (as nearly as practicable to) the number of Registrable Securities and Piggyback Securities owned by each selling stockholder or in such other proportions as shall mutually be agreed to by all such selling stockholders.

6.    OBLIGATIONS OF THE COMPANY.  Whenever required under Section 3 or 4 to use its commercially reasonable efforts to effect the registration of any Registrable Securities, the Company shall, as expeditiously as reasonably possible:

(a) prepare and file with the SEC a Registration Statement with respect to such Registrable Securities and use its commercially reasonable efforts to cause such Registration Statement to be declared effective by the SEC;

(b) prepare and file with the SEC such amendments and supplements to a Registration Statement and the prospectus included therein as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities covered by a Registration Statement and to keep such registration statement effective until the earlier of (i) 48 months after the date of this Agreement, or (ii) such time as all securities subject to such registration statement cease to be Registrable Securities;

(c) furnish to the selling Investors (i) each item of correspondence furnished to the Company by the SEC or the staff of the SEC, in each case relating to such Registration Statement (other than any portion of any thereof which contains information for which the Company has sought confidential treatment), and (ii) such number of copies of a prospectus, in conformity with the requirements of the Securities Act and such other documents (including, without limitation, any prospectus supplements prepared by the Company in accordance with Section 6(b) above) as the selling Investors may reasonably request in order to facilitate the disposition of such selling Investors’ Registrable Securities;

(d) promptly respond to any and all comments received from the SEC, with a view towards causing each Registration Statement or any amendment thereto to be declared effective by the SEC as soon as practicable;

(e) use commercially reasonable efforts to comply with all applicable rules and regulations of the SEC under the Securities Act applicable to the offer and sale of the Registrable Securities, including, without limitation, Rule 172, file any final prospectus, including any supplement thereto, with the SEC pursuant to Rule 424 under the Securities Act, promptly inform the Investors in writing if, at any time after such registration statement becomes effective, the Company does not satisfy the conditions specified in Rule 172 and, as a result thereof, the Investors are required to deliver a prospectus in connection with any disposition of Registrable Securities; notify the selling Investors of the happening of any event as a result of which the prospectus included in a Registration Statement contains an untrue statement of a material fact or omits any fact necessary to make the statements therein not misleading; and, thereafter, subject to Section 11 hereof, promptly prepare (and, when completed, give notice and provide a copy thereof to each selling Investor) a supplement to such prospectus so that such prospectus will not contain an untrue statement of a material fact or omit to state any fact necessary to make the statements therein not misleading; provided that after any such notification by the Company, the selling Investors will not offer or sell Registrable Securities until the Company has notified the selling Investors that it has prepared a supplement to such prospectus and filed it with the SEC or, if the Company does not then meet the conditions for the use of Rule 172, delivered copies of such supplement to the selling Investors;

(f) use commercially reasonable efforts to register and qualify the Registrable Securities covered by a Registration Statement under the securities or Blue Sky laws of such states as the Investors shall reasonably request, provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions, and provided further that (notwithstanding anything in this Agreement to the contrary with respect to the bearing of expenses) if any jurisdiction in which any of such Registrable Securities shall be qualified shall require that expenses incurred in connection with the qualification therein of any such Registrable Securities be borne by the selling Investors, then the selling Investors shall, to the extent required by such jurisdiction, pay their pro rata share of such qualification expenses;

(g) subject to the terms and conditions of this Agreement, the Company shall use its commercially reasonable efforts to (i) prevent the issuance of any stop order or other suspension of effectiveness of a Registration Statement, or the suspension of the qualification of any of the Registrable Securities for sale in any jurisdiction in the United States, and (ii) if such an order or suspension is issued, obtain the withdrawal of such order or suspension at the earliest practicable moment and notify each holder of Registrable Securities of the issuance of such order and the resolution thereof or its receipt of notice of the initiation or threat of any proceeding such purpose; and

(h) comply with all requirements of Nasdaq Stock Market LLC with regard to the issuance of the securities and the listing thereof on the NASDAQ Global Market and such other securities exchange or automated quotation system, as applicable;

(i) notify the Investors of any pending proceeding against the Company under Section 8A of the Securities Act in connection with the offering of the Registrable Securities.

7.    FURNISH INFORMATION.  It shall be a condition precedent to the obligations of the Company to take any action pursuant to this Agreement that the selling Investors shall furnish to the Company such information regarding them and the securities held by them as the Company shall reasonably request in order to effect any registration by the Company pursuant to this Agreement.  Each Investor shall promptly notify the Company of any changes in the information furnished to the Company.

8.    EXPENSES OF REGISTRATION.  Except as set forth in Section 5(f), all expenses incurred in connection with the registration of the Registrable Securities pursuant to this Agreement (excluding brokerage and other selling commissions and discounts), including without limitation all registration and qualification and filing fees, printing, and fees and disbursements of counsel for the Company, shall be borne by the Company; provided however that, except as set forth below, the Investors shall be required to pay the expenses of counsel and any other advisors for the Investors and any brokerage or other selling discounts or commissions and any other expenses incurred by the Investors for their own account. The Company shall reimburse Mast for the reasonable fees and expenses of its counsel, not to exceed $5,000 in the aggregate, incurred in connection with the review of one or more of the Registration Statements.

9.    DELAY OF REGISTRATION.  The Investors shall not take any action to restrain, enjoin or otherwise delay any registration as a result of any controversy which might arise with respect to the interpretation or implementation of this Agreement.

10.    INDEMNIFICATION.

(a) To the extent permitted by law, the Company will indemnify and hold harmless each selling Investor, and each officer and director of such selling Investor and each person, if any, who controls such selling Investor, within the meaning of the Securities Act, against any losses, claims, damages or liabilities, joint or several, to which they may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue or alleged untrue statement of any material fact contained in a Registration Statement in which such Investor is named as a selling stockholder, in any prospectus relating thereto or in any amendments to a Registration Statement or supplements to a prospectus in which such Investor is named as a selling stockholder, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading and will reimburse such selling Investor, or such officer, director or controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the indemnity agreement contained in this Section 10(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld), nor shall the Company be liable in any such case for any such loss, damage, liability or action to the extent that it arises out of or is based upon (i) an untrue statement or alleged untrue statement made in connection with a Registration Statement, any prospectus relating thereto or any amendments to a Registration Statement or supplements to a prospectus or any omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in reliance upon and in conformity with written information furnished expressly for use in connection with a Registration Statement or any such prospectus by the selling Investors or (ii) at any time when the Company has advised the Investor in writing that the Company does not meet the conditions for use of Rule 172 and as a result the Investor is required to deliver a current prospectus in connection with any disposition of Registrable Securities, an untrue statement or alleged untrue statement or omission in a prospectus corrected in any subsequent supplement to such prospectus that was delivered to the selling Investor before the pertinent sale or sales by the selling Investor.

(b) To the extent permitted by law, each selling Investor will severally and not jointly indemnify and hold harmless the Company, each of its directors, each of its officers who have signed a Registration Statement, each person, if any, who controls the Company within the meaning of the Securities Act, and all other selling Investors against any losses, claims, damages or liabilities to which the Company or any such director, officer, controlling person, or such other selling Investor may become subject, under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereto) arise out of or are based upon (i) any untrue or alleged untrue statement of any material fact contained in a Registration Statement or any prospectus, relating thereto or in any amendments to a Registration Statement or supplements to a prospectus, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent and only to the extent that such untrue statement or alleged untrue statement or omission or alleged omission was made in a Registration Statement, in any prospectus relating thereto or in any amendments to a Registration Statement or supplements to any such prospectus, in reliance upon and in conformity with written information furnished by the selling Investor expressly for use in connection with a Registration Statement or any prospectus or (ii) at any time when the Company has advised the Investor in writing that the Company does not meet the conditions for use of Rule 172 and as a result that the Investor is required to deliver a current prospectus in connection with any disposition of Registrable Securities, was corrected in any subsequent supplement to such prospectus that was delivered to the selling Investor before the pertinent sale or sales by the selling Investor; and such selling Investor will reimburse any legal or other expenses reasonably incurred by the Company or any such director, officer, controlling person, or other selling Investor in connection with investigating or defending any such loss, claim, damage, liability or action, provided, however, that the liability of each selling Investor hereunder shall be limited to the proceeds received by such selling Investor from the sale of Registrable Securities giving rise to such liability, and provided, further, however, that the indemnity agreement contained in this Section 9(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of those selling Investor(s) against which the request for indemnity is being made (which consent shall not be unreasonably withheld).

(c) Promptly after receipt by an indemnified party under this Section 10 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 10, notify the indemnifying party in writing of the commencement thereof and the indemnifying party shall have the right to participate in and, to the extent the indemnifying party desires, jointly with any other indemnifying party similarly noticed, to assume at its expense the defense thereof with counsel satisfactory to the indemnified party or parties, but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party for indemnification, contribution or otherwise under the indemnity agreement contained in this Section 10 except to the extent that such omission materially and adversely affects the indemnifying person’s ability to defend such action.  In the event that the indemnifying party assumes any such defense, the indemnified party may participate in such defense with its own counsel and at its own expense, provided, however, if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded, based on an opinion of counsel reasonably satisfactory to the indemnifying party, that there may be a conflict of interest between the positions of the indemnifying party and the indemnified party in conducting the defense of any such action or that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, the indemnified party or parties shall have the right to select separate counsel to assume such legal defenses and to otherwise participate in the defense of such action on behalf of such indemnified party or parties. Upon receipt of notice from the indemnifying party to such indemnified party of its election to assume the defense of such action and approval by the indemnified party of counsel, the indemnifying party will not be liable to such indemnified party under this Section 10 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof unless  the indemnified party shall have employed such counsel in connection with the assumption of legal defenses in accordance with the proviso to the preceding sentence (it being understood, however, that the indemnifying party shall not be liable for the expenses of more than one separate counsel and one local counsel, reasonably satisfactory to such indemnifying party, representing all of the indemnified parties who are parties to such action in which case the reasonable fees and expenses of counsel shall be at the expense of the indemnifying party).

(d) Notwithstanding anything to the contrary herein, the indemnifying party shall not be entitled to settle any claim, suit or proceeding unless in connection with such settlement the indemnified party receives an unconditional release with respect to the subject matter of such claim, suit or proceeding and such settlement does not contain any admission of fault by the indemnified party.

(e) If the indemnification provided for in this Section 10 is unavailable to or insufficient to hold harmless an indemnified party under subsection (a) or (b) above in respect of any losses, claims, damages or liabilities (or actions or proceedings in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative fault of the Company on the one hand and the Investors on the other in connection with the statements or omissions or other matters which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations.  The relative fault shall be determined by reference to, among other things, in the case of an untrue statement, whether the untrue statement relates to information supplied by the Company on the one hand or an Investor on the other and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement. The Company and the Investors agree that it would not be just and equitable if contribution pursuant to this subsection (e) were determined by pro rata allocation (even if the Investors were treated as one entity for such purpose) or by any other method of allocation which does not take into account the equitable considerations referred to above in this subsection (e).  The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subsection (e) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim.  No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Investors’ obligations in this subsection to contribute are several in proportion to their sales of Registrable Securities to which such loss relates and not joint. In no event shall the contribution obligation of an Investor be greater in amount than the dollar amount of the proceeds (net of all expenses paid by such Investor in connection with any claim relating to this Section 10 and the amount of any damages such Investor has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission) received by it upon the sale of the Registrable Securities giving rise to such contribution obligation.

11.    REPORTS UNDER THE EXCHANGE ACT.  With a view to making available to the Investors the benefits of Rule 144 and any other rule or regulation of the SEC that may at any time permit the Investors to sell the Securities to the public without registration, the Company agrees to use commercially reasonable efforts: (i) to make and keep public information available as those terms are understood in Rule 144, (ii) to file with the SEC in a timely manner all reports and other documents required to be filed by an issuer of securities registered under the Exchange Act so that sellers of the Company’s securities may avail themselves of Rule 144, (iii) as long as any Investor owns any Registrable Securities, to furnish in writing upon such Investor’s request a written statement by the Company that it has complied with the reporting requirements of the Exchange Act referred to in Rule 144, and (iv) undertake any additional actions reasonably necessary to maintain the availability of a Registration Statement or the use of Rule 144.

12.    TRANSFER OF REGISTRATION RIGHTS.  An Investor may transfer or assign, in whole or from time to time in part, to one or more persons its rights hereunder in connection with the permitted transfer of Registrable Securities by such Investor (other than by a sale pursuant to a Registration Statement or Rule 144) to such person, provided that such Investor complies with the Warrant and all applicable laws and provides prior written notice of such assignment to the Company within five (5) Business Days of the effective date of such assignment, and provided further that such person agrees to become a party to, and bound by, all of the terms and conditions of, this Agreement by duly executing and delivering to the Company an Instrument of Adherence in the form attached as Exhibit A hereto.

13.    ENTIRE AGREEMENT.  This Agreement, the Stock Purchase Agreement, the Preemptive Rights Agreement and the Warrant constitute and contain the entire agreement and understanding of the parties with respect to the subject matter hereof, and supersede any and all prior negotiations, correspondence, agreements or understandings with respect to the subject matter hereof.

14.    MISCELLANEOUS.

(a) This Agreement may not be amended, modified or terminated, and no rights or provisions may be waived, except with the written consent of the Investors holding at least a majority of the then outstanding Registrable Securities and the Company.

(b) This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of New York, and without regard to any conflicts of laws concepts which would apply the substantive law of some other jurisdiction, and shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, personal representatives, successors or assigns, provided that, to the extent applicable, the terms and conditions of Section 12 hereof are satisfied.  This Agreement shall also be binding upon and inure to the benefit of any transferee of any of the Registrable Securities provided that the terms and conditions of Section 12 hereof are satisfied.  Notwithstanding anything in this Agreement to the contrary, if at any time any Investor shall cease to own any Registrable Securities, all of such Investor’s rights under this Agreement shall immediately terminate.

(c) Each of the parties hereto irrevocably submits to the exclusive jurisdiction of the courts of the State of New York located in New York County and the United States District Court for the Southern District of New York for the purpose of any suit, action, proceeding or judgment relating to or arising out of this Agreement and the transactions contemplated hereby.  Service of process in connection with any such suit, action or proceeding may be served on each party hereto anywhere in the world by the same methods as are specified for the giving of notices under this Agreement.  Each of the parties hereto irrevocably consents to the jurisdiction of any such court in any such suit, action or proceeding and to the laying of venue in such court.  Each party hereto irrevocably waives any objection to the laying of venue of any such suit, action or proceeding brought in such courts and irrevocably waives any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum. EACH OF THE PARTIES HERETO WAIVES ANY RIGHT TO REQUEST A TRIAL BY JURY IN ANY LITIGATION WITH RESPECT TO THIS AGREEMENT AND REPRESENTS THAT COUNSEL HAS BEEN CONSULTED SPECIFICALLY AS TO THIS WAIVER.

(d) Any notices, reports or other correspondence (hereinafter collectively referred to as “correspondence”) required or permitted to be given hereunder shall be in writing and shall be sent by postage prepaid first class mail, courier or telecopy or delivered by hand to the party to whom such correspondence is required or permitted to be given hereunder, and shall be deemed sufficient upon receipt when delivered personally or by courier, overnight delivery service or confirmed facsimile, or three (3) business days after being deposited in the regular mail as certified or registered mail (airmail if sent internationally) with postage prepaid, if such notice is addressed to the party to be notified at such party’s address or facsimile number as set forth below:

(i)    All correspondence to the Company shall be addressed as follows:

Broadpoint Securities Group, Inc.
One Penn Plaza, 42nd Floor
New York, New York 10119
Fax: (212) 273-7100
Attention:  General Counsel

with a copy by fax or messenger or courier to:

Cahill/Wink LLP
5 Penn Plaza, 23rd floor
New York, NY 10001
Fax: (646) 378-2025

Attention:  Stephen Wink, Esq.

(ii)   All correspondence to Mast shall be addressed as follows:

                If to Mast before September 15, 2008, at the following address:

                MAST Credit Opportunities I Master Fund Limited
                c/o MAST Capital Management, LLC
                535 Boylston Street, Suite 401
                Boston, Massachusetts 02116
                Attention: John S. Ehlinger
                Fax: (617) 247-7985

If to Mast after September 15, 2008, at the following address:

                MAST Credit Opportunities I Master Fund Limited
                c/o MAST Capital Management, LLC
                200 Clarendon Street, 51st Floor
                Boston, Massachusetts 02116
                Attention: John S. Ehlinger

                with a copy by fax or messenger or courier to:

Foley Hoag LLP
Bay Colony Corporate Center
1000 Winter Street, Suite 4000
Waltham, Massachusetts 02451
Attention: David A. Broadwin, Esq.
Fax: (617) 832-7000

(iii)  Any entity may change the address to which correspondence to it is to be addressed by written notification as provided for herein.

(e) The parties acknowledge and agree that in the event of any breach of this Agreement, remedies at law may be inadequate, and each of the parties hereto shall be entitled to seek specific performance of the obligations of the other parties hereto and such appropriate injunctive relief as may be granted by a court of competent jurisdiction.

(f) Should any part or provision of this Agreement be held unenforceable or in conflict with the applicable laws or regulations of any jurisdiction, the invalid or unenforceable part or provisions shall be replaced with a provision which accomplishes, to the extent possible, the original business purpose of such part or provision in a valid and enforceable manner, and the remainder of this Agreement shall remain binding upon the parties hereto.

(g) This Agreement may be executed in a number of counterparts, any of which together shall for all purposes constitute one Agreement, binding on all the parties hereto notwithstanding that all such parties have not signed the same counterpart.

[Signature Page to Follow]

IN WITNESS WHEREOF, the parties hereto have executed this Registration Rights Agreement as of the date and year first above written.

Broadpoint Securities Group, Inc.

By: /s/ Robert I. Turner
Name:  Robert I. Turner
Title:    Chief Financial Officer

Mast Credit Opportunities I Master Fund Limited

By: /s/ Christopher B. Madison
Name:  Christopher B. Madison
Title:    Partner

[Signature Page to Registration Rights Agreement]

EXHIBIT A

Instrument of Adherence

Reference is hereby made to that certain Registration Rights Agreement, dated as of June 27, 2008, among Broadpoint Securities Group, Inc., a Delaware corporation (the “Company”), Mast and the Investor Permitted Transferees, as amended and in effect from time to time (the “Registration Rights Agreement”). Capitalized terms used herein without definition shall have the respective meanings ascribed thereto in the Registration Rights Agreement.

The undersigned hereby agrees that, from and after the date hereof, the undersigned has become a party to the Registration Rights Agreement in the capacity of an Investor Permitted Transferee, and is entitled to all of the benefits under, and is subject to all of the obligations, restrictions and limitations set forth in, the Registration Rights Agreement that are applicable to Investor Permitted Transferees.  This Instrument of Adherence shall take effect and shall become a part of the Registration Rights Agreement immediately upon execution.

All Notice should be sent to the undersigned at the following address:

Name:

Address:

Attention:

Facsimile:

Email:

Executed as of the date set forth below under the laws of the State of New York.

Signature: ______________________________
Name:
Title:

Accepted:

[                                                ]

By: _________________________
Name:
Title:

Date:  _________, 200_

A-1
B3502943.4